Bank of America Leveraged Finance Conference December 2, 2025 Exhibit 99.2

Safe Harbor This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC’s Fair Disclosure Regulation. This presentation contains certain “forward-looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this release regarding our future prospects and performance, including our expectations with respect to our financial performance, our 2025 financial results, the proposed sale of the Products & Healthcare Service business will not be consummated in a timely manner or at all, as well as statements related to our expectations regarding the performance of our business following the completion of the proposed sale, our cost saving initiatives, future indebtedness and growth, industry trends, as well as statements related to our expectations regarding the performance of our business, including our ability to address macro and market conditions. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 28, 2025, including the section captioned “Item 1A. Risk Factors,” as applicable, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.owens-minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). In general, the measures exclude items and charges that (i) management does not believe reflect Owens & Minor, Inc.’s (the Company) core business and relate more to strategic, multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, evaluate the balance sheet, engage in financial and operational planning and determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on its financial and operating results and in comparing the Company’s performance to that of its competitors. However, the non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered substitutes for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated.

Key Investment Highlights The sale of P&HS segment positions the company as a pure-play in the attractive home-based care business with a singular focus – capital allocation, strategic priorities, and execution are no longer split Retaining higher-margin Patient Direct business enables Company to generate improved and more consistent cash flow and to prioritize debt repayment in the near-term while investing in technology to lower our cost to serve and improve the customer experience Through our acquisitions of Byram in 2017 and Apria in 2022, we have built a platform that is a leader in the home-based care space with diversified payor relationships, broad product offerings, and a coast-to coast network, all of which gives us the reach and infrastructure to provide support for patients across multiple chronic conditions throughout the country The Company is well positioned for long term growth due to widespread and growing prevalence of chronic conditions, aging demographic trends, the continuing shift of healthcare outside of the hospital, and other attractive organic opportunities like our recently announced preferred provide agreement with Optum

Free Cash Flow Recent Actual Results Future Expectations Continuing Operations 2026 cash flow is expected to be utilized for debt service, stranded costs, and separation costs After 2026, Continuing Operations is expected to generate more than $100M FCF per year The Company is retaining more than $150M of tax assets following the sale of the P&HS segment The Patient Direct segment is expected to require very little, if any, working capital investment ($M) 3Q2025 YTD 3Q2025 Adjusted EBITDA from continuing operations (non-GAAP) 92.174000000000007 284.827 Net capital expenditures from continuing operations (non-GAAP) -27.192 -99.480999999999995 Interest expense, net (consolidated company) -36.664999999999999 -,107.8 Free cash flow (non-GAAP) $28.317 $78.266000000000005 ($M) 3Q2025 YTD 3Q2025 Adjusted EBITDA from continuing operations (non-GAAP) 92.174000000000007 284.827 Net capital expenditures from continuing operations (non-GAAP) -27.192 -99.480999999999995 Interest expense, net (consolidated company) -36.664999999999999 -,107.8 Free cash flow (non-GAAP) $28.317 $78.266000000000005

Updates & Reminders on the P&HS Sale Process Closing remains on track for 1Q2026 or possibly by end of year 2025; separation planning is well underway with strong and involved partnership from Platinum team on a daily basis $280M of current maturities noted in our form 10-Q for 3Q2025 represents on-balance sheet debt anticipated to be repaid in connection with the sale and is net of customary adjustments in the terms of the Purchase Agreement, including adjustments for cash, debt-like items, working capital, and intercompany obligations related to the Company’s AR securitization As of 3Q2025, cash investment in working capital is not required to meet working capital target – 9/30/2025 working capital balance exceeded target Expect to remain comfortably compliant with financial covenants at divestiture close Deal terms include up $115M combined between potential temporary supplier guarantees (non-cash) and up-to $65 of cash separation costs - any supplier guaranty potentiality falls away ~13 months post close